UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  November 30

Date of reporting period: February 28, 2015

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
February 28, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS ‐ 78.90%
Angola ‐ 0.29%
Republic of Angola	USD	7.000%	08/16/2019	784,000	$783,020	(1)

Argentina ‐ 11.75%
Republic of Argentina:
	USD	7.000%	10/03/2015	20,428,290	20,380,982	(2)
	USD	7.000%	04/17/2017	7,949,044	7,787,818	(2)
	USD	6.000%	03/31/2023	2,500,000	3,000,000	(3)
					31,168,800

Brazil ‐ 14.62%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	29,120,000	9,819,989
	BRL	10.000%	01/01/2021	44,260,000	14,166,274
	BRL	10.000%	01/01/2023	47,030,000	14,794,419
					38,780,682

Costa Rica ‐ 0.59%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	690,000	661,106	(1)
	USD	4.375%	04/30/2025	500,000	462,187	(4)
	USD	7.000%	04/04/2044	431,000	437,196	(4)
					1,560,489

Dominican Republic ‐ 6.26%
Dominican Republic:
	USD	7.500%	05/06/2021	7,379,000	8,338,270	(1)(2)
	USD	5.875%	04/18/2024	7,695,000	8,272,125	(2)(4)
					16,610,395

El Salvador ‐ 4.72%
Republic of El Salvador:
	USD	7.750%	01/24/2023	829,000	933,143	(1)
	USD	8.250%	04/10/2032	5,000,000	5,743,750	(1)(2)
	USD	7.650%	06/15/2035	3,000,000	3,230,625	(1)(2)
	USD	7.625%	02/01/2041	2,450,000	2,619,969	(1)(2)
					12,527,487

Ethiopia ‐ 0.27%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	708,000	708,000	(4)

Ghana ‐ 0.48%
Republic of Ghana:
	USD	7.875%	08/07/2023	1,000,000	980,000	(1)
	USD	8.125%	01/18/2026	302,000	295,960	(4)
					1,275,960

Honduras ‐ 0.58%
Republic of Honduras	USD	8.750%	12/16/2020	1,379,000	1,532,414	(1)

Indonesia ‐ 1.74%
Inter‐American Development Bank	IDR	0.000%	08/20/2015	62,090,000,000	4,602,106	(5)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Iraq ‐ 0.20%
Republic of Iraq	USD	5.800%	01/15/2028	648,000	$544,320	(1)

Ivory Coast ‐ 5.46%
Ivory Coast Government:
	USD	5.375%	07/23/2024	467,000	447,736	(4)
	USD	5.750%	12/31/2032	14,604,000	14,019,840	(1)(2)(6)
					14,467,576

Jamaica ‐ 1.11%
Jamaican Government	USD	7.625%	07/09/2025	2,676,000	2,956,980	(2)

Mexico ‐ 6.87%
Mexican Bonos:
	MXN	6.250%	06/16/2016	3,209,000	222,062
	MXN	8.000%	06/11/2020	81,030,000	6,143,271
	MXN	6.500%	06/10/2021	140,040,000	9,966,153
	MXN	10.000%	12/05/2024	21,200,000	1,886,138
					18,217,624

Nigeria ‐ 0.68%
Republic of Nigeria	USD	6.375%	07/12/2023	1,859,000	1,807,877	(2)(4)

Panama ‐ 0.23%
Republic of Panama	USD	8.125%	04/28/2034	424,000	602,080

Russia ‐ 4.18%
Russian Federation:
	USD	5.000%	04/29/2020	6,500,000	6,199,375	(1)(2)
	USD	7.500%	03/31/2030	4,555,251	4,885,507	(1)(2)(6)
					11,084,882

South Africa ‐ 9.94%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	8,690,000	773,646
	ZAR	13.500%	09/15/2016	8,690,000	822,304
	ZAR	8.000%	12/21/2018	83,340,000	7,411,059
	ZAR	7.250%	01/15/2020	192,550,000	16,651,329
	ZAR	6.750%	03/31/2021	7,380,000	619,987
	ZAR	7.000%	02/28/2031	920,000	71,483
					26,349,808

Turkey ‐ 6.74%
Republic of Turkey:
	TRY	8.300%	06/20/2018	9,010,000	3,611,255
	TRY	10.500%	01/15/2020	15,700,000	6,895,718
	TRY	7.100%	03/08/2023	19,770,000	7,356,517
					17,863,490

Ukraine ‐ 0.91%
Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	1,005,000	(2)(4)
	USD	6.250%	06/17/2016	1,298,000	554,895	(1)
	USD	6.580%	11/21/2016	2,016,000	861,840	(1)(2)
					2,421,735

Venezuela ‐ 1.28%
Republic of Venezuela:
	EUR	7.000%	03/16/2015	1,606,000	1,752,265
	USD	13.625%	08/15/2018	518,000	314,870	(1)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Venezuela (continued)
Republic of Venezuela: (continued)
	USD	7.750%	10/13/2019	440,800	$167,504	(1)
	USD	9.250%	05/07/2028	3,000,000	1,147,500	(1)
					3,382,139

TOTAL SOVEREIGN DEBT OBLIGATIONS					209,247,864
(Cost $245,926,230)

BANK LOANS ‐ 0.38%(7)
Indonesia ‐ 0.38%
PT Bakrie & Brothers TBK	USD	6.151%	03/25/2015	2,515,676	1,006,270	(3)

TOTAL BANK LOANS					1,006,270
(Cost $1,006,270)

CORPORATE BONDS ‐ 50.56%
Angola ‐ 1.29%
Puma International Financing SA	USD	6.750%	02/01/2021	3,393,000	3,422,689	(4)

Argentina ‐ 0.69%
YPF SA	USD	8.750%	04/04/2024	1,803,000	1,833,651	(4)

Brazil ‐ 3.37%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,500,000	1,207,500	(4)
ESAL GmbH	USD	6.250%	02/05/2023	3,001,000	2,900,076	(2)(4)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	942,500	(4)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	505,000	498,688	(4)
Odebrecht Finance Ltd.	USD	7.125%	06/26/2042	1,161,000	957,825	(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	1,832,220	1,436,002	(4)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	1,000,000	996,500	(4)
					8,939,091

Chile ‐ 1.50%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	1,660,000	1,257,243	(4)
VTR Finance BV	USD	6.875%	01/15/2024	2,600,000	2,730,000	(4)
					3,987,243

China ‐ 0.77%
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	750,000	795,000	(4)
	USD	11.125%	02/23/2018	1,177,000	1,247,620	(1)
					2,042,620

Colombia ‐ 1.51%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	395,997	(4)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	500,000,000	212,772	(1)
	COP	8.375%	02/01/2021	1,030,000,000	438,311	(4)
Millicom International Cellular SA	USD	6.625%	10/15/2021	1,458,000	1,552,770	(4)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	2,127,000	1,399,141	(4)
					3,998,991

Ecuador ‐ 0.80%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.885%	09/24/2019	2,374,000	2,112,860	(1)(8)

Guatemala ‐ 0.81%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	2,000,000	2,139,400	(4)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
India ‐ 0.69%
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	755,000	$682,331	(4)
	USD	8.250%	06/07/2021	738,000	704,790	(4)
	USD	7.125%	05/31/2023	500,000	442,500	(4)
					1,829,621

Israel ‐ 1.02%
B Communications Ltd.	USD	7.375%	02/15/2021	2,539,000	2,704,035	(4)

Jamaica ‐ 0.12%
Digicel Group Ltd.	USD	8.250%	09/30/2020	312,000	317,148	(4)

Kazakhstan ‐ 7.77%
KazMunayGas National Co. JSC:
	USD	7.000%	05/05/2020	2,264,000	2,368,710	(1)
	USD	7.000%	05/05/2020	2,564,000	2,682,585	(4)
	USD	6.375%	04/09/2021	1,300,000	1,326,000	(4)
	USD	5.750%	04/30/2043	584,000	486,180	(4)
	USD	6.000%	11/07/2044	10,296,000	8,841,690	(2)(4)
Zhaikmunai LP	USD	7.125%	11/13/2019	5,700,000	4,887,750	(2)(4)
					20,592,915

Macau ‐ 0.18%
MCE Finance Ltd.	USD	5.000%	02/15/2021	500,000	484,375	(4)

Mexico ‐ 7.07%
America Movil SAB de CV	MXN	6.000%	06/09/2019	85,000,000	5,754,519
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,291,200	(4)
Cemex SAB de CV	USD	9.500%	06/15/2018	2,000,000	2,227,500	(4)
Metalsa SAB de CV	USD	4.900%	04/24/2023	2,268,000	2,146,095	(4)
Mexichem SAB de CV:
	USD	6.750%	09/19/2042	2,250,000	2,497,500	(4)
	USD	5.875%	09/17/2044	1,000,000	1,020,000	(4)
Petroleos Mexicanos	USD	5.625%	01/23/2046	393,000	404,004	(4)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	2,305,000	2,408,725	(4)
					18,749,543

Peru ‐ 2.96%
Cia Minera Ares SAC	USD	7.750%	01/23/2021	2,000,000	2,087,500	(4)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,101,250	(2)(4)
Southern Copper Corp.	USD	6.750%	04/16/2040	2,500,000	2,656,250
					7,845,000

Russia ‐ 5.81%
Evraz Group SA	USD	6.750%	04/27/2018	2,000,000	1,800,000	(4)
Gazprom OAO Via Gaz Capital SA	USD	9.250%	04/23/2019	7,476,000	7,729,436	(1)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	1,955,000	1,774,163	(4)
Vimpel Communications Holdings BV:
	USD	5.200%	02/13/2019	900,000	792,000	(4)
	USD	7.504%	03/01/2022	1,701,000	1,513,890	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	2,000,000	1,810,000	(1)
					15,419,489

Venezuela ‐ 14.20%
Petroleos de Venezuela SA:
	USD	5.250%	04/12/2017	18,974,000	8,753,655	(1)(2)
	USD	8.500%	11/02/2017	42,752,600	28,220,991	(1)(2)
	USD	9.000%	11/17/2021	790,000	308,179	(1)

				Maturity	Principal	Market Value
	Counterparty	Currency	Rate	Date	Amount/Shares*	(Expressed in U.S. $)
Venezuela (continued)
Petroleos de Venezuela SA: (continued)
		USD	6.000%	11/15/2026	1,157,032	$374,184	(1)
						37,657,009

TOTAL CORPORATE BONDS						134,075,680
(Cost $146,744,325)

CREDIT LINKED NOTES ‐ 7.95%
Indonesia ‐ 3.79%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	86,600,000,000	6,742,807
	Deutsche Bank AG London	IDR	5.625%	05/15/2023	46,600,000,000	3,324,193
						10,067,000

Iraq ‐ 2.73%
Republic of Iraq	Bank of America ‐ Merrill Lynch	JPY	2.715%	01/01/2028	1,283,131,302	7,240,239	(8)

Venezuela ‐ 1.43%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.252%	12/20/2016	8,700,000	3,783,210	(8)

TOTAL CREDIT LINKED NOTES						21,090,449
(Cost $30,893,126)

SHORT TERM INVESTMENTS ‐ 2.58%
Money Market Mutual Funds ‐ 2.58%
Dreyfus Treasury Prime Cash Advantage Fund ‐ Institutional Advantage Shares (7‐Day Yield)		USD	0.00004%	N/A	6,836,736	6,836,736

TOTAL SHORT TERM INVESTMENTS						6,836,736
(Cost $6,836,736)

Total Investments ‐ 140.37%						372,256,999
(Cost $431,406,687)
Liabilities in Excess of Other Assets ‐ (40.37)%						(107,055,862	)(9)

Net Assets ‐ 100.00%						$265,201,137

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)   Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of February 28, 2015, the aggregate market value of those securities was $109,128,070, which represents approximately 41.15% of net assets.
(2)   On February 28, 2015, securities valued at $144,638,370 were pledged as collateral for reverse repurchase agreements.
(3)   Security is in default and therefore is non-income producing.
(4)   Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $83,490,870, which represents approximately 31.48% of net assets as of February 28, 2015.
(5)   Issued with a zero coupon.  Income is recognized through the accretion of discount.
(6)   Step bond.  Coupon changes periodically based upon a predetermined schedule.  Interest rate disclosed is that which is in effect as of February 28, 2015.
(7)   Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.  The loan matured on November 25, 2014, but due to a default, final payments were not received. The security is shown to represent future expected payments.
(8)   Floating or variable rate security.  Interest rate disclosed is that which is in effect as of February 28, 2015.
(9)   Includes cash which is being held as collateral for credit default swap contracts.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
TBK	-	Terbuka is the Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	BRL	54,906,542	Sale	03/03/2015	$19,314,587	$1,769,255
Citigroup Global Markets	BRL	54,906,542	Purchase	03/03/2015	19,314,587	302,627
Citigroup Global Markets	BRL	27,453,271	Purchase	04/02/2015	9,572,493	33,483
J.P. Morgan Chase & Co.	EUR	1,617,100	Sale	03/09/2015	1,809,856	22,981
J.P. Morgan Chase & Co.	JPY	843,704,000	Sale	03/09/2015	7,053,958	128,091
						$2,256,437

Citigroup Global Markets	BRL	54,906,542	Sale	04/02/2015	$19,144,985	$(317,518)
						$(317,518)

** The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.750%	05/16/2013	$2,274,078
Credit Suisse First Boston	0.750%	06/06/2013	3,644,843
Credit Suisse First Boston	0.750%	07/18/2013	3,985,500
Credit Suisse First Boston	0.250%	01/08/2014	1,734,800
Credit Suisse First Boston	0.750%	01/22/2014	6,853,052
Credit Suisse First Boston	0.750%	02/19/2014	1,680,725
Credit Suisse First Boston	0.500%	09/17/2014	8,580,000
Credit Suisse First Boston	0.750%	10/17/2014	2,495,370
Credit Suisse First Boston	0.750%	12/10/2014	2,977,275
Credit Suisse First Boston	0.650%	01/13/2015	4,972,500
Credit Suisse First Boston	0.650%	01/26/2015	1,656,000
Credit Suisse First Boston	0.750%	02/10/2015	1,305,000
Credit Suisse First Boston	(1.750)%	02/27/2015	4,243,500
J.P. Morgan Chase & Co.	0.750%	09/25/2014	6,720,000
J.P. Morgan Chase & Co.	0.750%	12/12/2014	18,692,943
J.P. Morgan Chase & Co.	0.850%	12/12/2014	2,669,550
J.P. Morgan Chase & Co.	0.550%	01/29/2015	5,555,968
J.P. Morgan Chase & Co.	0.750%	02/05/2015	20,900,209
J.P. Morgan Chase & Co.	0.950%	02/23/2015	2,100,000
Nomura Securities	0.250%	07/28/2014	443,625
Nomura Securities	0.150%	08/22/2014	1,466,400
Nomura Securities	0.250%	08/26/2014	2,047,500
Nomura Securities	0.250%	11/05/2014	1,020,708
Nomura Securities	0.650%	12/12/2014	5,622,750
			$113,642,296
All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS  ISSUE - SELL PROTECTION(10)

				Implied Credit
		Fixed Deal		Spread at			Upfront
Reference		Receive		February 28,	Notional	Market	Premiums	Unrealized
Obligation	Counterparty	Rate	Maturity Date	2015(11)	Amount(12)	Value	Received	Depreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	63.591%	$3,847,000	$1,900,640	$1,163,718	$(736,923)
						$1,900,640	$1,163,718	$(736,923)

(10)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(11)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(12)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive							Unrealized
Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Appreciation
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/26/2025	$53,200,000	1.975%	$740,678	$740,678
						$740,678	$740,678

Foreign Currency Options

				Notional
	Counterparty	Expiration Date	Exercise Price	Amount	Value
FOREIGN CURRENCY PUT OPTIONS
USD Call / Russian Ruble Put	Goldman Sachs	04/30/2015	RUB 79.75	$10,000,000	$(109,738)

Total Foreign Currency Put Options (Premiums received $310,000)					$(109,738)

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Income Fund	Notes to Statement of Investments
February 28, 2015 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”
The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.
The Fund is classified as “non‐diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments.  The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.
Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided  by  independent  pricing  services  or  brokers  that  are  based  on  transactions  in  debt  obligations,  quotations  from  dealers,  market transactions in comparable securities and various other relationships between securities. Credit default swaps and interest rate swaps are priced by an independent pricing service based off of the underlying terms of the swap. Foreign currency options are priced by an independent pricing service based off of the underlying terms of the option. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over‐the‐counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short‐term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.
A three‐tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.
The three‐tier hierarchy is summarized as follows:
Level 1    Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2    Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3   Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three‐tier hierarchy as of February 28, 2015:

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Sovereign Debt Obligations	$—	$209,247,864	$—	$209,247,864
Bank Loans	—	—	1,006,270	1,006,270
Corporate Bonds	—	134,075,680	—	134,075,680
Credit Linked Notes
Iraq	—	—	7,240,239	7,240,239
Other	—	13,850,210	—	13,850,210
Short Term Investments	6,836,736	—	—	6,836,736
Total	$6,836,736	$357,173,754	$8,246,509	$372,256,999

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$2,256,437	$—	$2,256,437
Interest Rate Swap Contracts	—	740,678	—	740,678
Liabilities
Credit Default Swap Contracts	—	(736,923)	—	(736,923)
Forward Foreign Currency Contracts	—	(317,518)	—	(317,518)
Foreign Currency Options	—	(109,738)	—	(109,738)
Total	$	$1,832,936	$—	$1,832,936

* For detailed Country descriptions, see accompanying Statement of Investments.
** Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.
There were no transfers between Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2014	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of February 28, 2015	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 28, 2015
Bank Loans	$754,703	$—	$—	$251,567	$—	$—	$1,006,270	$251,567
Credit Linked
Notes	7,858,355	32,281	(39,530)	(196,862)	—	(414,005)	7,240,239	(196,862)
TOTAL	$8,613,058	$32,281	$(39,530)	$54,705	$—	$(414,005)	$8,246,509	$54,705

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.
The table below provides additional information about the Level 3 Fair Value Measurements as of February 28, 2015:

	Fair Value at
	February 28, 2015	Valuation Methodology	Unobservable Inputs	Range of Inputs
Stone Harbor Emerging Markets Income Fund
Bank Loans	$1,006,270	Broker Quote	Broker Quote	N/A
Credit Linked Notes	7,240,239	Broker Quote	Broker Quote	N/A
TOTAL	$8,246,509

Security  Transactions  and  Investment  Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex‐dividend date. Foreign dividend income is recorded on the ex‐dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
Foreign  Currency  Translation:  The  books  and  records  of  the  Fund  are  maintained  in  U.S.  dollars.  Investment  valuations  and  other  assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).
The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.
Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker‐dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is noted on the Statement of Investments.
Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed‐upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at February 28, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy described above. For the three months ended February 28, 2015, the average amount of reverse repurchase agreements outstanding was $122,932,152 at a weighted average interest rate of 0.65%.

Loan  Participations  and  Assignments:  The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set‐off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‐off between the lender and the borrower.
Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value (“NAV”) per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.
The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.
Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non‐dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.
2.	DERIVATIVE INSTRUMENTS
Risk  Exposure and  the  Use  of  Derivative  Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed‐income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed‐income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities  that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower‐grade, higher‐yield bonds are subject to credit risk to a greater extent than lower‐yield, higher‐grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.
Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.
Forward  Foreign  Currency  Contracts:  The  Fund  may  engage  in  currency  transactions  with  counterparties  to  hedge  the  value  of  portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked‐to‐market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.
The Fund had the following transactions in written options during the three months ended February 28, 2015:

	Written Put Options
	Notional	Proceeds
Outstanding, November 30, 2014	$—	$—
Positions opened	10,000,000	310,000
Exercised	—	—
Expired	—	—
Closed	—	—
Outstanding, February 28, 2015	$10,000,000	$310,000
Market Value, February 28, 2015		$(109,738)

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market‐linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.
Interest Rate Swap Contracts: Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.
3.	UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)
At February 28, 2015 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$8,541,654
Gross depreciation on investments (excess of tax cost over value)	(67,791,328)
Net unrealized depreciation	$(59,249,674)
Cost of investments for income tax purposes	$431,506,673

Item 2. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)       There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby President and Chief Executive Officer/Principal Executive Officer

Date:	April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby President and Chief Executive Officer/Principal Executive Officer

Date:	April 28, 2015

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds Principal Financial Officer/Principal Accounting Officer

Date:	April 28, 2015